Exhibit 10.8
                                  Lloyds TSB Corporate
                                  Birmingham
                                  Lloyds TSB Bank plc
                                  P O Box 908
                                  125 Colmore Row
                                  Birmingham           Telephone:  0121 625 6746
                                  B3 2DS               Facsimile:  0121 212 0861
                                                       Reference:  DRD/DMYS


                                  Date: 19th December 2003
The Directors
Timet UK Limited
P O Box 704
Witton
Birmingham
West Midlands
B6 7UR


Dear Sirs,
                                AMENDMENT LETTER

We refer to a letter dated 20th December 2002 (the "Facility Letter") and to the security documents required to be effected thereby from time to time. Pursuant to the foregoing we agreed to make available to you loan and overdraft facilities of up to (pound)22,500,000.

We hereby confirm that with effect from the Effective Date and provided that the Effective Date occurs not later than 22nd January 2004 the following amendments shall be made to the Facility Letter:

1. the definition of "Commitment Termination Date" contained in Clause 1 shall be amended to read "means 20th December 2004 or such later date as may from time to time be agreed pursuant to Clause 2.5 hereof"; and

2. the definition of "Expiry Date" contained in Clause 1 shall be amended to read "means 20th December 2005".

All other terms and conditions expressed in the Facility Letter remain unaltered, and from the Effective Date the Facility Letter and this letter shall be construed as one agreement.

The Effective Date shall be the date upon which we shall have received and found in order:

(a) a copy of this letter duly signed by you in acceptance of the amendments contained herein;

(b) a certified copy of your board resolution approving the terms of this letter and authorising a person or persons to sign on your behalf the acknowledgement appearing on the duplicate copy of this letter; and

(c) if not already in our possession, duly authenticated specimen signatures of the person(s) so authorised.


Yours faithfully,
For and on behalf of Lloyds TSB Bank plc



/s/ Simon Stirling

Simon Stirling
Senior Relationship Manager

                                                   Continuation of a letter from
                                                   Lloyds TSB Bank plc to:
                                                   Timet UK Limited
                                        2


We hereby acknowledge receipt of your letter dated 19th December 2003 of which this is a duplicate and confirm our agreement to the amendments therein contained, pursuant to a resolution of the board dated 29/12/2003.


For and on behalf of Timet UK Limited


Signed by       D. Roberts        (name)                            (name)
               ------------------                ------------------

               /s/ D. Roberts     (signature)                       (signature)
               ------------------                ------------------

               29/12/03           (date)                            (date)
               ------------------                ------------------

This letter creates legal obligations. Before signing you may wish to take independent advice.